UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
October 13, 2011
(Date of earliest event reported)
Torch Energy Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware	1-12474	74-6411424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices, including zip code)
302/636-6435
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On October 13, 2011, PLS, Inc. on behalf of the Torch Energy Royalty Trust (the “Trust”) furnished additional materials in the form of a slide presentation to potential purchasers of the Trust’s net profits interests in conjunction with the ongoing sales process of the Trust and is expected to distribute the slide presentation to other potential purchasers as warranted. As reported on the Trust’s Current Reports on Form 8-K filed on September 21, 2011, Form 8-K filed on August 4, 2011 and Form 8-K/A filed on August 5, 2011 with the Securities and Exchange Commission, the Trust entered into an agreement for advisory and marketing services with respect to the sale of the net profits interests of the Trust with PLS, Inc. PLS, Inc. is currently conducting the marketing process for the Trust and the related auction of the Trust’s net profits interests.
A copy of the slide presentation is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference and is also available on the Trust’s website, www.torchroyalty.com.
This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Forward-Looking Statements
     This Current Report on Form 8-K and Exhibit 99.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Trust’s business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Trust believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Trust may not realize its expectations and its beliefs may not prove correct. These and other risks, uncertainties and assumptions are detailed in the “Risk Factors” section and elsewhere in the documents filed by the Trust with the Securities and Exchange Commission. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Trust undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit 99.1	Torch Energy Royalty Trust Sales Presentation October 13, 2011 (furnished not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST
By: Wilmington Trust Company, not in its individual
capacity but solely as Trustee for the Trust

Date: October 18, 2011	By:	/s/ Bruce L. Bisson
Bruce L. Bisson,
Vice President

(The Trust has no employees, directors or executive officers.)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Torch Energy Royalty Trust Sales Presentation October 13, 2011 (furnished not filed).